UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40722	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	VCXAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VCXA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on May 10, 2023, 10X Capital Venture Acquisition Corp. II, a Cayman Islands exempted company (“10X II”) held an extraordinary general meeting of shareholders, at which 10X II’s shareholders approved, by special resolution, the proposal to amend 10X II’s Second Amended and Restated Memorandum and Articles of Association to extend the date by which 10X II must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, included as part of the units sold in its initial public offering from May 13, 2023 to August 13, 2023 (the “Extended Date”) and to allow the board of directors of 10X II (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to February 13, 2024.On August 8, 2023, the Board approved an extension of the date by which 10X II is required to complete an initial business combination by one-month from August 13, 2023 until September 13, 2023 (the “First Optional Extension”).On September 11, 2023, the Board approved an extension of the date by which 10X II is required to complete an initial business combination from September 13, 2023 until October 13, 2023 (the “Second Optional Extension”). On October 10, 2023, the Board approved an extension of the date by which 10X II is required to complete an initial business combination from October 13, 2023 until November 13, 2023 (the “Third Optional Extension”).

On November 8, 2023, the Board approved an extension of the date by which 10X II is required to complete an initial business combination from November 13, 2023 until December 13, 2023 (the “Fourth Optional Extension”). This Current Report on Form 8-K constitutes notice to shareholders of the Board’s approval of the Fourth Optional Extension.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

2